UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              _____________________

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

 Date of Report(Date of earliest event reported): August 2, 2006(July 28, 2006)


                               Fedders Corporation
             (Exact Name of Registrant as Specified in its Charter)
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          Delaware                        1-8831                 22-2572390
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(State or Other Jurisdiction           (Commission            (I.R.S. Employer
      of Incorporation)                File Number)          Identification No.)

         505 Martinsville Road
        Liberty Corner, New Jersey                        07938-0813
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 Address of Principal Executive Offices)                  (Zip Code)


                                 (908) 604-8686
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              (Registrant's telephone number, including area code)


                                      None
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          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On July 31, 2006, Fedders Corporation (the "Company") entered into Severance Agreements with five executives, Michael Giordano, Robert L. Laurent, Jr., Kent
E. Hansen, Peter Gasiewicz and Warren Emley. The agreements provide for severance payments (2.9x annual salary and average bonus for the past three years) and certain other benefits to the executives in the event of a change in control of the Company.

On July 28, 2006, the Company entered into an agreement (the "Extension Agreement") with Sal Giordano, Jr., its Chairman and Chief Executive Officer, the effect of which is to extend his current employment agreement (the "Employment Agreement"), which expires on September 30, 2006, and to amend certain provisions of the Employment Agreement to reflect his change in position with the Company, effective September 30, 2006, from Chief Executive Officer to Executive Chairman. The Extension Agreement amends the Employment Agreement by, among other things, extending the term of the Employment Agreement for one year.

The foregoing descriptions of the severance agreements and the Employment Agreement do not purport to be complete and are qualified in their entirety by reference to such agreements. A copy of a form of severance agreement is filed as Exhibit 10.1 hereto and a copy of the Employment Agreement is filed as
Exhibit 10.2 hereto, each of which is incorporated by reference herein.


Item 9.01.  Financial Statements and Exhibits.

Exhibits

     Exhibit No.        Description
     -----------        -----------

     10.1 Form of Severance Agreement by and between Fedders Corporation and the Executive to be named therein
     10.2 Employment Agreement between Fedders Corporation and Sal Giordano, Jr., dated July 28, 2006

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             FEDDERS CORPORATION


                                             By: /s/ Kent E. Hansen
                                                 ----------------------------
                                             Name:  Kent E. Hansen
                                             Title: Executive Vice President,
                                                    Administration and Secretary


Date: August 2, 2006

                                  EXHIBIT INDEX


     Exhibit No.        Description
     -----------        -----------

     10.1 Form of Severance Agreement by and between Fedders Corporation and the Executive to be named therein
     10.2 Employment Agreement between Fedders Corporation and Sal Giordano, Jr., dated July 28, 2006